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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  _____________

                                    FORM 8-K
                                  _____________

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2007

                                     0-15885
                            (Commission File Number)




                           NATIONAL DATACOMPUTER, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                                             04-2942832
------------------------                       ---------------------------------
(State of Incorporation)                       (IRS Employer Identification No.)


             900 Middlesex Turnpike, Billerica, Massachusetts 01821
             ------------------------------------------------------
              (Address of registrant's principal executive office)


                                 (978) 663-7677
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On March 30, 2007, National Datacomputer, Inc. (the "Company") held a special meeting for its stockholders (the "Special Meeting"), at which the stockholders approved the Company's 2007, Employee, Director and Consultant Stock Plan (the "Plan"), which was adopted by the Company's Board of Directors on January 25, 2007. The Plan authorizes the grant of up to 2,000,000 shares of the Company's common stock. The Plan provides for the issuance of incentive stock options, non-qualified stock options, restricted stock and other stock-based awards to employees, directors and consultants of the Company.



ITEM 5.03   AMENDMENTS TO ARTICLES OF INCOPRORATION OR BYLAWS; CHANGE IN FISCAL
            YEAR

            On March 30, 2007, the stockholders of the Company approved, at the Special Meeting, an amendment to its Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to increase the number of authorized shares of the Company's common stock, decrease the par value and authorize the issuance of series preferred stock, with authority vested in the Board of Directors of the Company to prescribe the classes, series and number of each class or series of the preferred stock of the Company and the voting powers, designations, preferences limitations, restrictions and relative rights of each class or series of the preferred stock of the Company.



ITEM 8.01   OTHER EVENTS

            On March 30, 2007, an aggregate of 23,583,377 shares were voted at the Special Meeting, representing 85.45% of the Company's total outstanding voting shares. As a result of such votes, the following proposals were approved by the stockholders at the Special Meeting:

     Proposal 1. To approve an amendment to the Company's Certificate of
                 Incorporation to increase the number of authorized shares of the Company's common stock;

     Proposal 2. To approve an amendment to the Company's Certificate of
                 Incorporation to decrease the par value of the Company's common stock;

     Proposal 3. To approve an amendment to the Company's Certificate of
                 Incorporation to authorize the issuance of serial preferred stock, with authority vested in the Board of Directors of the Company to prescribe the classes, series and number of each class or series of the preferred stock of the Company and the voting powers, designations, preferences limitations, restrictions and relative rights of each class or series of the preferred stock of the Company;

     Proposal 4. To adopt the Plan and to reserve 2,000,000 shares of the
                 Company's common stock for grant under the Plan; and

     Proposal 5. To approve the sale and issuance of shares of the Company's common stock to the Company's current executive officers and members of the Board of Directors.

The votes for each of the proposals were as follows:

                        FOR:                  AGAINST             ABSTAIN

Proposal 1.         23,572,668                 10,230                 479
Proposal 2.         23,568,173                 12,618               2,586
Proposal 3.         23,571,787                  8,990               2,600
Proposal 4.         23,571,504                  8,985               2,888
Proposal 5.         23,571,939                 10,467                 971

            As previously disclosed in the Company's Annual Report on Form 10-K, on March 30, 2007, the Board of Directors of the Company elected two new members, Anthony Stafford and William Berens. A copy of the Press Release issued by the Company pertaining to their election is attached as Exhibit 99.5 and is incorporated herein by reference.



ITEM 9.01   EXHIBITS

            (d)  The following exhibits are furnished with this report:

                 Exhibit
                 Number       Description
                 ------       -----------

                 99.1 Certificate of Incorporation, as amended on March 30, 2007
                 99.2         2007 Employee, Director and Consultant Stock Plan
                 99.3         Form of Incentive Stock Option Agreement
                 99.4         Form of Non-Qualified Stock Option Agreement
                 99.5         Press Release dated April 2, 2007

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                     NATIONAL DATACOMPUTER, INC.



Date:  April 5, 2007                 By: /s/ William Berens
                                         ---------------------------------------
                                         William Berens, Chief Executive Officer

                                  EXHIBIT INDEX




Exhibit  No.                          Description
------------     ---------------------------------------------------------------

99.1             Certificate of Incorporation, as amended on March 30, 2007
99.2             2007 Employee, Director and Consultant Stock Plan
99.3             Form of Incentive Stock Option Agreement
99.4             Form of Non-Qualified Stock Option Agreement
99.5             Press Release dated April 2, 2007